SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT
          PURSUANT TO SECTION 13 OR 15(d) OF THE
              SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 8, 1996


   GILBERT ASSOCIATES, INC.
(Exact name of registrant as specified in its charter)



  Delaware	                           0-12588	        23-2280922
	(State or other jurisdiction of  	  (Commission	    (I.R.S. Employer
	 incorporation or organizational)	   File Number)	   Identification No.)



   P. O. BOX 1498, READING, PENNSYLVANIA	  19603
	(Address of principal executive offices)	(Zip Code)



Registrant's telephone number, including area code:  (610) 856-5500

Item 5.		Other Events.

		In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, Gilbert Associates, Inc. (the "Company") is hereby filing cautionary statements identifying important factors that could cause the Company's actual results to differ materially from those reflected in forward looking statements of the Company made by, or on behalf of, the Company.

Item 7.		Financial Statements, Pro Forma Financial Information and
Exhibits.

		(a)	Exhibits.

			99 Cautionary Statements for the Purposes of the "Safe Harbor"
Provisions of the Private Securities Litigation Reform Act of 1995.


SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

								GILBERT ASSOCIATES, INC.


Date:  July 8, 1996
      /s/Paul H. Synder
  							Paul H. Snyder
									Vice President and
									Chief Financial Officer

	Exhibit 99

Cautionary Statements for the Purposes
of the "Safe Harbor" Provisions of the Private Securities
Litigation Reform Act of 1995


	Gilbert Associates, Inc. (the "Company") desires to take advantage of the new "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 (the "Reform Act") and is filing this Form 8-K in order to do so. Information provided by the Company from time to time may contain certain "forward looking" information, as that term is defined in the Reform Act and in releases made by the Securities and Exchange Commission (the "SEC"). The following cautionary statements are being made pursuant to the provisions of the Reform Act. The Company cautions investors that any forward-looking statements made by the Company are only predictions and involve certain risks and uncertainties, and are not guarantees of future performance. In addition to the effect of general economic conditions, the impact of competitive products, services and pricing, and demand and market acceptance risks of current and new products and services, potential risks and uncertainties that the Company believes could cause actual financial results of the Company to differ materially from those in the forward-looking statements include, but are not limited to, the following:

General

	(a)	The Company has determined to focus its efforts principally on its
Telecommunications segment and is currently exploring strategic options for its Technical Services and Real Estate segments. This focus may adversely impact the Technical Services and Real Estate segments during the period in which the Company explores these options and there can be no assurance that any such options will be successfully identified or implemented. If the Company succeeds in its focus, the Company's growth and future financial performance will depend exclusively on the performance of the Company's Telecommunications segment, the growth and economic stability of the Telecommunications market and the Company's ability to compete successfully in this market.

	(b)	Changes in environmental laws applicable to the Company's
businesses and facilities may increase costs of doing business, including increased permitting, construction and administrative costs.

	(c)	Damage to the Company's facilities or equipment that cannot be quickly rebuilt or replaced could prevent the Company from manufacturing its products.

	(d)	Changes in the amount, type and cost of the financing which is currently available to the Company could have a material adverse effect on the financial results and operations of the Company.

	(e)	The Company depends on the continuing services of its current management. The loss or retirement of its key executives could have a material adverse effect on the financial results and operations of the Company if suitable replacements could not be retained. The Company anticipates that as its operations increase in size and scope, additional qualified personnel will be required. There is no assurance that the Company will be successful in attracting and retaining such qualified employees.

	(f)	The costs and other effects of legal and administrative cases and proceedings (whether civil or criminal), claims, settlements and investigations could have a material adverse effect on the Company's financial results and operations.


Telecommunications Segment

	(a)	Greater than anticipated costs and delays in connection with the development, introduction and market acceptance of the Company's telecommunications products could adversely impact the Company's financial results and operations.

	(b)	Delays or other difficulties in the development or introduction of telecommunications products by certain of the Company's customers could negatively impact or delay the shipment by the Company of products associated with such programs.

	(c)	A portion of the Company's Telecommunications segment revenue is from sales of products outside the United States. The Company's financial results could be adversely affected by such factors as changes in foreign currency exchange rates, trade protection measures, policies with respect to currency and fiscal controls, longer accounts receivable collection patterns, changes in regional worldwide economic or political conditions, import and other charges or taxes, unstable governments and legal systems, nationalizations and intergovernmental disputes.

	(d)	Increased competition for the Company's telecommunications products in the United States and abroad, including intensification of price competition, advances in technology, the entry of new competitors and the introduction of new products by new and existing competitors, could result in lower selling prices of the Company's products.

	(e)	The lead times for the purchase of the components utilized in the production of the Company's telecommunications products could increase, resulting in a loss or delay of orders.

	(f)	Increased costs for certain components utilized in the production of the Company's telecommunications products could adversely impact the Company's financial results.

	(g)	The effect of changing government regulation of the
telecommunications market, such as the Telecommunications Act of 1996, on the Company or its customers is uncertain. Any increased competition or operating costs incurred by the Company or its customers as a result of such changing regulation could have a material adverse effect on the Company's financial results and operations.

Technical Services Segment

	(a)	Certain of the Company's contracts are with the federal government and are funded on an annual basis. The continuation of these contracts, which periodically face funding constraints, is contingent upon approval of continued funding. In the event that such funding is not approved, these contracts are subject to cancellation.

	(b)	Work under certain of the  Company's federal government contracts are dependant upon tasks being issued under the contract by various governmental agencies. To the extent that tasks are not issued under the contract the maximum funding level available to the Company may not be realized.

	(c)	Services performed for federal, state and local governments on an out-sourced basis are subject to ongoing review regarding feasibility and cost-effectiveness of external contractor and internal government performance.
In addition, the cost reimbursement portion of these contracts is subject to government audit which may materially affect the Company's anticipated reimbursement under these contracts.

	(d)	New government contracts may be delayed or otherwise adversely impacted by third-party litigation or protests, which may delay such projects and their associated revenue, and legislative action may negatively impact the length of government contracts. For example, the closing of certain military installations which contract with the Company for support services would likely result in the cancellation of such contracts.

	(e)	Revenues from commercial pharmaceutical contracts may not be recognized if clinical trials which the Company's Technical Services segment is currently supporting are terminated because of adverse side effects, an early determination that the compounds being evaluated are ineffective or success of a competing drug in reaching commercialization. In addition, difficulties in recruiting patients for the clinical trials could extend the period of performance of such contracts without increasing overall revenue.

Real Estate Segment

	(a)	The investment returns available from equity investments in real estate depend in large part on the amount of income earned and capital appreciation generated by the related properties, as well as the expenses incurred. If the properties of the Company do not generate revenue sufficient to meet operating expenses, including debt service and capital expenditures, the financial results and operations of the Company may be adversely affected. In addition, income from properties and real estate values are affected by a variety of other factors, such as governmental regulations and applicable laws (including real estate, zoning and tax laws), interest rate levels and the availability of financing.

	(b)	The loss of a large real estate tenant due to either financial difficulties in such tenant's business or the economy in general could result in lower than anticipated revenue.

	(c)	The increased cost of services provided by the Company in excess of the anticipated inflation factors negotiated in the Company's leases with tenants that are not recovered, such as increased real estate taxes, utilities, facility maintenance, preventative maintenance and repairs, infrastructure upgrades, unanticipated high cost repairs on major facility operating equipment and management personnel costs, could adversely affect the financial results of the Real Estate segment.

	(d)	Delay in completion of a tenant's premises due to factors such as difficulties in obtaining necessary building materials, delays in receipt of appropriate local and state construction and occupancy permits and difficulties in contracting from the necessary craftsman to complete the scheduled construction, could result in later than expected commencement of a lease and an associated delay of lease revenue.